UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023 (November 2, 2023)
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue
New York,	NY	10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of the Security Holders.

On November 2, 2023, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals listed below, each of which is described in more detail in the Company’s Proxy Statement. There were 752,552,509 shares of Class A Common Stock and 146,057 shares of Series B Preferred Stock, representing 776,359,789 votes in the aggregate present at the beginning of the Annual Meeting in person or by proxy, which represented 88.05% of all votes entitled to be voted at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held and holders of the Company’s Series B Preferred Stock were entitled to 163.000 votes per share held as of the close of business on September 8, 2023, the Record Date.

Final voting results are shown below.

Each proposal was determined by a majority of the aggregate votes cast, except that the election of directors was determined by plurality vote.

1. Election of Directors

The following directors were elected to the Board of Directors of the Company (the “Board”):

Director	For	Withheld	Broker Non-Votes
Beatrice Ballini	549,804,624	162,720,685	63,834,480
Joachim Creus	648,968,474	63,556,835	63,834,480
Olivier Goudet	629,720,191	82,805,118	63,834,480
Peter Harf	645,173,660	67,351,649	63,834,480
Johannes Huth	649,454,012	63,071,297	63,834,480
Maria Asuncion Aramburuzabala Larregui	546,147,775	166,377,534	63,834,480
Anna Makanju	591,079,106	121,446,203	63,834,480
Sue Y. Nabi	651,905,155	60,620,154	63,834,480
Isabelle Parize	653,057,257	59,468,052	63,834,480
Lubomira Rochet	708,672,902	3,852,407	63,834,480
Robert Singer	648,753,218	63,772,091	63,834,480

Each of the eleven nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer compensation:

For	Against	Abstain	Broker Non-Votes
529,900,139	181,871,184	753,986	63,834,480

3. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023:

For	Against	Abstain	Broker Non-Votes
760,130,543	15,590,006	639,240	0

4. Vote on a stockholder proposal regarding a report on plastic packaging reduction

The stockholders did not approve the stockholder proposal regarding a report on plastic packaging reduction:

For	Against	Abstain	Broker Non-Votes
88,968,582	621,740,258	1,816,469	63,834,480.00
Item 9.01 Financial Statements and Exhibits

(d)Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 8, 2023	By:	/s/ Kristin Blazewicz
Kristin Blazewicz
Chief Legal Officer, General Counsel and Secretary